Revenues	12 Months Ended
Dec. 31, 2020
Revenue From Contract With Customer [Abstract]
Revenues
19.	REVENUES

19.1 Nature of goods and services

The Company designs, develops, manufactures and markets a broad range of products, including discrete and standard commodity components, application-specific integrated circuits (“ASICs”), full-custom devices and semi-custom devices and application specific standard products (“ASSPs”) for analog, digital and mixed-signal applications.  In addition, the Company participates in the manufacturing value chain of smartcard products, which includes the production and sale of both silicon chips and smartcards.

The principal activities – separated by reportable segments – from which the Company generates its revenues are described in Note 20.

Other revenues consist of license revenue, service revenue related to transferring licenses, patent royalty income, sale of scrap materials and manufacturing by-products.

While the majority of the Company’s sales agreements contain standard terms and conditions, the Company may, from time to time, enter into agreements that contain multiple performance obligations or terms and conditions.  Those agreements concern principally the revenues from services, where the performance obligation is satisfied over time.  The objective when allocating the transaction price is to allocate the transaction price to each performance obligation (or distinct good or service) in an amount that depicts the amount of consideration to which the Company expects to be entitled in exchange for transferring the promised goods or services to the customer.

19.2	Revenue recognition and disaggregation

The Company recognizes revenue from products sold to a customer, including distributors, when it satisfies a performance obligation at a point in time by transferring control over a product to the customer.  This usually occurs at the time of shipment.  The performance obligations linked to the sale of goods contracts have the original expected length of less than one year.  The transaction price is determined based on the contract terms, adjusted for price protection, if applicable.  The revenues from services are usually linked to performance obligations transferred over time and are recognized in line with the contract terms.

The payment terms typically range between 30 and 90 days.

The Company’s consolidated net revenues disaggregated by product group are presented in Note 20.  The following tables present the Company’s consolidated net revenues disaggregated by geographical region of shipment and nature.

	Year ended
	December 31, 2020	December 31, 2019	December 31, 2018
Net revenues by geographical region of shipment(1)
EMEA	1,966	2,265	2,478
Americas	1,165	1,351	1,264
Asia Pacific	7,088	5,940	5,922
Total revenues	10,219	9,556	9,664
Net revenues by nature
Revenues from sale of products	10,049	9,381	9,461
Revenues from sale of services	132	148	151
Other revenues	38	27	52
Total revenues	10,219	9,556	9,664
Net revenues by market channel(2)
Original Equipment Manufacturers (“OEM”)	7,411	6,720	6,325
Distribution	2,808	2,836	3,339
Total revenues	10,219	9,556	9,664

(1)

Net revenues by geographical region of shipment are classified by location of customer invoiced or reclassified by shipment destination in line with customer demand.  For example, products ordered by U.S.-based companies to be invoiced to Asia Pacific affiliates are classified as Asia Pacific revenues.

(2)

Original Equipment Manufacturers (“OEM”) are the end-customers to which the Company provides direct marketing application engineering support, while Distribution customers refers to the distributors and representatives that the Company engages to distribute its products around the world.

The Company does not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which the Company recognizes revenue at the amount to which the Company has the right to invoice for services performed.